                                                                  EXHIBIT 10.80


     FIRST SUPPLEMENTAL INDENTURE (the "First Supplement"), dated as of September 17, 2001, is entered into by and among AMETEK, Inc., a Delaware corporation (the "Company"), each of the undersigned subsidiaries of the Company (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), and CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee (the "Trustee").


                                   WITNESSETH:

     WHEREAS, the Company and the Trustee have executed and delivered an Indenture, dated as of July 17, 1998, (the "Indenture"), providing for the issuance by the Company of its 7.20% Senior Notes due 2008;

     WHEREAS, the Company has entered into a Credit Agreement, dated as of September 17, 2001 with various financial institutions from time to time party thereto (the "Banks"), First Union National Bank and PNC Bank N.A., as syndication agents (each a "Syndication Agent" and, collectively, the "Syndication Agents"), Deutsche Bank, as documentation agent (the "Documentation Agent"), and The Chase Manhattan Bank, as administrative agent (in such capacity, and together with its successors in such capacity, the "Administrative Agent") for the Banks (as amended, restated, modified or supplemented from time to time, the "Credit Agreement") and, in connection therewith, the Subsidiary Guarantors have entered into guarantees (the "Bank Guarantees") of the Credit Agreement;

     WHEREAS, Section 4.13 of the Indenture provides that under certain circumstances the Subsidiary Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Subsidiary Guarantors shall unconditionally guarantee all of the Company's Obligations under the Securities (as defined in the Indenture) on the terms and conditions set forth herein (the "Guarantee");

     WHEREAS, pursuant to Section 9.01(6) of the Indenture, the Company, the Subsidiary Guarantors and the Trustee may enter into this First Supplement without the consent of any Holder; and

     WHEREAS, the execution and delivery of this First Supplement have been duly authorized by a Board Resolution of the Boards of Directors or equivalent bodies of the Company and the Subsidiary Guarantors;

     NOW, THEREFORE, in consideration of the above premises, each of the parties hereto agrees, for the benefit of the others and for the equal and proportionate benefit of the Holders of the Securities, as follows:

                                   ARTICLE ONE
                              SUBSIDIARY GUARANTIES

     Section 1.01. Guaranties.

          (a) Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations").

          (b) Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under the Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; or (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of or surety for the Guaranteed Obligations.

          (c) Each Subsidiary Guarantor further agrees that this Guarantee constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

          (d) Except as expressly set forth in Sections 102 and 106 of this First Supplement and Article Eight of the Indenture, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any setoff, reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

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
          (e) Each Subsidiary Guarantor further agrees that its obligations under this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          (f) In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform any other Guaranteed Obligation, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

          (g) Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Article Six of the Indenture for the purposes of this Guarantee provided by such Subsidiary Guarantor, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article Six of the Indenture, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Guarantee.

          (h) Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee.

     Section 1.02. Limitation on Liability. Any term or provision of the Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor (including, without limitation, any guarantees under the Credit Agreement) and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Subsidiary Guarantor under this Guarantee not constituting a fraudulent conveyance or fraudulent transfer under any bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the rights of creditors generally under federal or state law.

     Section 1.03. Successors and Assigns. This Article One shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of the Indenture.

     Section 1.04. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article One shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article One at law, in equity, by statute or otherwise.

     Section 1.05. Modification. No modification, amendment or waiver of any provision of this Article One, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

     Section 1.06. Release or Discharge of Subsidiary Guarantor. Upon (i) the sale or other disposition (including by way of consolidation or merger or otherwise) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor (in each case other than to the Company or an Affiliate of the Company and whether or not an Affiliate of the Subsidiary Guarantor) in compliance with the Indenture (including any applicable provisions of Article Five thereof), or (ii) the termination, performance or release of such Subsidiary Guarantor's liability under the Bank Guaranties, such Subsidiary Guarantor shall be deemed released from all Guaranteed Obligations under the Indenture without any further action required on the part of the Trustee or any Holder and its Guarantee and such Guarantee shall terminate; provided, however, that such termination shall occur only to the extent that all obligations of such Subsidiary Guarantor under the Credit Agreement and the Bank Guaranties shall also terminate upon such release, sale or transfer. In the event and to the extent that the Company is discharged from any of its obligations under the Indenture pursuant to the provisions of Article Eight thereof, the Subsidiary Guarantors shall also be so discharged. At the request of the Company, the Trustee shall execute and deliver any appropriate instrument evidencing such release or discharge.

     Section 1.07. Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its pro rata share (based on the net worth of each Subsidiary Guarantor) of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder who has not paid its pro rata share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of

Section 1.08 of this First Supplement. The provisions of this Section 1.07 shall in no respect limit the Guaranteed Obligations and liabilities of any Subsidiary Guarantor to the Trustee and the Holders and each Subsidiary Guarantor shall remain liable to the Trustee and the Holders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

     Section 1.08. No Subrogation. Notwithstanding any payment or payments made by any of the Subsidiary Guarantors hereunder, no Subsidiary Guarantor shall be entitled to be subrogated to any of the rights of the Trustee or any Holders against the Company or any other Subsidiary Guarantor or any collateral security or guarantee or right of offset held by the Trustee or any Holder for the payment of the Guaranteed Obligations, nor shall any Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Subsidiary Guarantor in respect of payments made by such Subsidiary Guarantor hereunder, until all amounts owing to the Trustee and the Holders by the Company are paid in full. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Subsidiary Guarantor in trust for the Trustee and the Holders.

     Section 1.09 Additional Subsidiary Guarantors. If, after the date hereof, any Subsidiary of the Company is required, pursuant to the Indenture, to become a Subsidiary Guarantor, it may do so by executing a separate counterpart of this First Supplement and delivering the same to the Trustee, it being agreed that upon doing so such Subsidiary shall be a Subsidiary Guarantor for all purposes hereof.


                                   ARTICLE TWO
                                  MISCELLANEOUS

     Section 2.01. Defined Terms; Continuing Effectiveness. Except as otherwise expressly provided or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As supplemented hereby, the Indenture and the Securities are in all respects ratified and confirmed and all the terms and provisions thereof shall remain in full force and effect.

     Section 2.02. Effective Date. This First Supplement shall be effective as of the close of business on the date hereof.

     Section 2.03 Notices. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guarantee, addressed to such party (i) in the case of the Trustee or the Company, as provided in the Indenture and (ii) in the case of any Subsidiary Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

     Section 2.04. Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

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
     Section 2.05. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

     Section 2.06 No Recourse. In accordance with Section 10.10 of the Indenture, a director, officer, employee, stockholder or incorporator, as such, of any Subsidiary Guarantor shall not have any liability for any obligations of the Company or Subsidiary Guarantor under the Securities, the Indenture or this First Supplement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

     Section 2.07. Governing Law. THIS FIRST SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION WHICH GOVERN THE INDENTURE AND ITS CONSTRUCTION.

     Section 2.08. Counterparts. This First Supplement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

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
     IN WITNESS WHEREOF, the parties hereto have caused this First Supplement to be duly executed and their respective seals to be affixed hereunto and duly attested all as of the day and year first above written.


                                            AMETEK, Inc.


                                            By: /s/ Deirdre D. Saunders
                                               ---------------------------------
                                            Title: VP & Treasurer


C/o AMETEK, Inc.                            AMELON, Inc.
37 North Valley Road
Paoli, Pennsylvania 19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            AMETEK Motors Holding, Inc.
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            EMA CORPORATION
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            John Chatillon & Sons, Inc.
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            Rotron Incorporated
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            NCC Holdings, Inc.
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            AMETEK National Controls Corporation
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            Controls Holding Corporation
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            Patriot Sensors & Controls Corporation
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Deirdre D. Saunders
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            EDAX Inc.
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Elvin J. Stoltzfus
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


C/o AMETEK, Inc.                            TEXSEM Laboratories, Inc.
37 North Valley Road
Paoli, Pennsylvania  19301
Attention: Chief Financial Officer          By: /s/ Elvin J. Stoltzfus
Tel. No. (610) 647-2121                        ---------------------------------
Fax. No. (610) 296-3412                     Title: Treasurer


                                            CHASE MANHATTAN TRUST COMPANY,
                                            NATIONAL ASSOCIATION


                                            By: /s/ Catherine Lenhardt
                                               ---------------------------------
                                            Title: Vice President

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